CONSENT OF INDEPENDENT ACCOUNTANTS



We  consent to the incorporation by reference  in  this
Registration  Statement on Form S-8 pertaining  to  the
Aquacell  Technologies, Inc. 1998 Incentive Stock  Plan
of   our  report  dated  September  27,  2002  on   the
consolidated   financial   statements    of    Aquacell
Technologies, Inc. appearing in the Annual Report on Form 10-KSB of Aquacell Technologies Inc. for the year ended June 30, 2002.


                      WOLINETZ, LAFAZAN & COMPANY, P.C.



Rockville Centre, New York
June 26, 2003